T. Rowe Price High Yield Fund

Supplement to summary prospectus dated October 1, 2011

Effective April 30, 2012, the T. Rowe Price High Yield Fund will be closed to new investors. Accordingly, the prospectus is updated as follows.

The following is added under “Purchase and Sale of Fund Shares” in section one:

Subject to certain exceptions, the fund will be closed to new investors and new accounts on April 30, 2012. Current shareholders may continue to purchase, redeem, or exchange shares of the fund.

The date of this supplement is March 30, 2012.

F57-041-S 3/30/12